UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PRUSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 26, 2015

INTERPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Texas
_______________
(State or Other Jurisdiction of Incorporation)

1-35267	75-1549797
__________	________________
(Commission File Number)	(IRS Employer Identification No.)

4240 International Parkway, Suite 105, Carrollton, Texas	75007
______________________________________________________	__________
(Address of Principal Executive Offices)	(Zip Code)

(214) 654-5000

_____________________________

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

_____________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 2.02. Results of Operations and Financial Condition.

On March 26, 2015, Interphase Corporation (the “Company”) issued a press release regarding its financial results for the quarter ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

   Exhibit 99.1 - Press Release Dated March 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interphase Corporation

	By:	/s/ Thomas N. Tipton, Jr.
Date: March 26, 2015	Title: Chief Financial Officer, Secretary
Vice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit 99.1     Press Release dated March 26, 2015 (filed herewith)